SECURITIES AND EXCHANGE COMMISSION

                                             Washington, D.C. 20549


                                                   FORM 8-K/A

                                                 CURRENT REPORT

                                       Pursuant to Section 13 or 15(d) of
                                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 25, 2001


                                             WELLSTONE FILTERS, INC.
                         (Exact name of registrant as specified in its charter)


                                              FARALLON CORPORATION
                                                  (Former Name)

                                                    Delaware
                                 (State or other jurisdiction of incorporation)


         0-28161                                                  33-0619264
(Commission File Number)                       (IRS Employer Identification No.)


 712 Kitchawan Road, Ossining, New York                                  10562
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (914) 762-7812
         CIK Number 0001092802

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              Previously reported, no change.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is filed herewith.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated February May 25, 2001, between the Registrant and Wellstone LLC. Filed with original Form 8-K.

                         3.      Certificate of Incorporation and Bylaws

                             3.3      Amendment to Certificate of Incorporation
                                        changing name to Wellstone Filters, Inc.
                                          Filed with original Form 8-K.

                                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 31, 2001                                  WELLSTONE FILTERS, INC



                                                       By: /s/ Learned J. Hand
                                                       Learned J. Hand
                                                       Chief Executive Officer

WELLSTONE FILTERS, LLC
(A Development Stage Company)
Financial Statements
December 31, 2000 and 1999

                                WELLSTONE FILTERS, LLC
                        (A Development Stage Company)

                          INDEPENDENT AUDITORS' REPORT




To the Members of
Wellstone Filters, LLC


We have audited the accompanying balance sheet of Wellstone Filters, LLC (a development stage company), as of December 31, 2000 and 1999 and the related statements of operations and stockholders' deficit, and cash flows for the years then ended and the period from June 26, 1998 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wellstone Filters, LLC (a development stage company), as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended and the period from June 26, 1998(date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's revenue generating activities are not in place the Company has incurred a loss and has a working capital deficit . These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note
2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

TANNER + CO.

Salt Lake City, Utah
May 31, 2001

-------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                    F-1


                                                                                    WELLSTONE FILTERS, LLC
                                                                             (A Development Stage Company)

                                                                                             Balance Sheet

                                                                                              December 31,
-------------------------------------------------------------------------------------------------------------------





                                                                             2000              1999
                                                                       -----------------------------------

              Assets

Cash                                                                   $           3,167$              426
                                                                       -----------------------------------

                  Total current assets                                 $           3,167$              426
                                                                       -----------------------------------


----------------------------------------------------------------------------------------------------------

              Liabilities and Members' Deficit

Accrued liabilities                                                    $           2,906$              770
Related party note payable                                                        29,200             7,200
                                                                       -----------------------------------

                  Total current liabilities                                       32,106             7,970
                                                                       -----------------------------------

Members' deficit                                                                 (28,939)           (7,544)
                                                                       -----------------------------------

                                                                       $           3,167$              426
                                                                       -----------------------------------









------------------------------------------------------------------------


See accompanying notes to financial statements.
                                             F-2


                                                                                    WELLSTONE FILTERS, LLC
                                                                             (A Development Stage Company)

                                                                                   Statement of Operations

           February 17, 1998 (Date of Inception) to December 31, 2000
-------------------------------------------------------------------------------------------------------------------




                                                                                            Cumulative
                                                                                             Amounts
                                                                                              Since
                                                            2000             1999           Inception
                                                     -----------------------------------------------------

Revenues                                             $                 $-               $ -                -

General and administrative costs                                 21,395              969            29,039
                                                     -----------------------------------------------------

                  Net loss                           $          (21,395$            (969$          (29,039)
                                                     -----------------------------------------------------




------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                           F-3


                                                                                    WELLSTONE FILTERS, LLC
                                                                             (A Development Stage Company)

                                                                  Statement of Changes in Members' Deficit

           February 17, 1998 (Date of Inception) to December 31, 2000
-------------------------------------------------------------------------------------------------------------------




Balance, February 17, 1998 (date of inception)                                          $                -

Capital contributed by new members                                                                     100

Net loss                                                                                            (6,675)
                                                                                        ------------------

Balance, December 31, 1998                                                                          (6,575)

Net loss                                                                                              (969)
                                                                                        ------------------

Balance, December 31, 1999                                                                          (7,544)

Net loss                                                                                           (21,395)
                                                                                        ------------------

Balance, December 31, 2000                                                              $          (28,939)
                                                                                        ------------------







-------------------------------------------------------------------------


See accompanying notes to financial statements.
                                             F-4

                                                                                    WELLSTONE FILTERS, LLC
                                                                             (A Development Stage Company)

                                                                                   Statement of Cash Flows

           February 17, 1998 (Date of Inception) to December 31, 2000
-------------------------------------------------------------------------------------------------------------------






                                                                                            Cumulative
                                                                                             Amounts
                                                                                              Since
                                                            2000             1999           Inception
                                                     -----------------------------------------------------

Cash flows from operating activities:
     Net loss                                        $          (21,395$            (969$          (29,039)
     Increase in accrued liabilities                              2,136              517             2,906
                                                     -----------------------------------------------------

                  Net cash used in
                  operating activities                          (19,259)            (452)          (26,133)
                                                     -----------------------------------------------------

Cash flows from financing activities:
     Members' contribution                                            -                -               100
     Proceeds from related party notes
       payable                                                   22,000              500            29,200
                                                     -----------------------------------------------------

                  Net cash provided by
                  financing activities                           22,000              500            29,300
                                                     -----------------------------------------------------

Net increase in cash                                              2,741               48             3,167

Cash, beginning of period                                           426              378                 -
                                                     -----------------------------------------------------

Cash, end of period                                  $            3,167$             426$            3,167
                                                     -----------------------------------------------------




-------------------------------------------------------------------------------


See accompanying notes to financial statements.
                                            F-5

                                     WELLSTONE FILTERS, LLC
                                             (A Development Stage Company)



                                    Notes to Financial Statements

                                    December 31, 2000 and 1999
--------------------------------------------------------------------------------


1.   Organization
     and
     Summary of
     Significant
     Accounting
     Policies
Organization
Wellstone Filters, LLC (the Company) was organized as a Delaware limited liability company on February 17, 1998 (date of inception). The Company's certificate of formation limits its existence to December 31, 2038.

The Company is engaged in the development and marketing of a proprietary cigarette filter technology; however, the Company has not commenced planned principal operations and has not recognized any revenues related to such planned operations. Accordingly, the Company is considered a development stage company as defined in SFAS No. 7.


Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.


Limited Liability Company - Income Tax Status
The Company, with the consent of its members has elected under the Internal Revenue Code to be taxed as a Limited Liability Company (LLC). In lieu of income taxes, the members of an LLC are taxed on the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.


Concentration of Credit Risk
The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.


Use of Estimates in the Preparation of Financial Statements The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


-------------------------------------------------------------------------------

                                               WELLSTONE FILTERS, LLC
                                            (A Development Stage Company)


                                              Notes to Financial Statements
                                                            Continued

--------------------------------------------------------------------------------


2.   Going
     Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a deficit in working capital, in members' equity, and has incurred sustained losses. These conditions raise substantial doubt about the ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


The Company's ability to continue as a going concern is subject to the attainment of profitable operations or obtaining necessary funding from outside sources. However, there can be no assurance they will be successful in such efforts.


3.   Related
     Party Notes
     Payable
The related party notes payable consist of loans from officers of the Company. The amounts are unsecured, bearing interest at 8% and are due on demand.


4.   Supplemental
     Cash Flow
     Information
No amounts were paid for income taxes during the period from February 17, 1998 (date of inception) to December 31, 2000.


Amounts  paid  for  interest   during  2000  and  1999  were  $2,136  and  $516,
respectively.







--------------------------------------------------------------------------------

Pro Forma Financial Information

          The following proforma balance sheets includes the historical financial statements of Wellstone, LLC and the Registrant as of December 31, 2000 and June 30, 2001, the proforma adjustments assuming the acquisition of Wellstone LLC by the Registrant was effected as of December 31, 2000 and June 30, 2001, and the resulting proforma balance sheets. The following proforma statements of operations present historical operating information of Wellstone LLC and the Registrant for the year and 12 months ended December 31, 2000, and the six months ended March 31, 2001, respectively, with the proforma adjustments being made on the assumption that the acquisition was made on January 1, 2000 and 2001, respectively. The acquisition has been accounted for as a purchase with Wellstone LLC deemed to be the acquiring entity. The proforma financial statements below are unaudited and are not necessarily indicative of the actual results that might have occurred had the acquisition been made as of the dates indicated.



                                              Wellstone Filters, Inc.
                                              Proforma Balance Sheet
                                                 December 31, 2000


                                                                  Farallon                           Proforma
                                           Wellstone, LLC        Corporation   Proforma         Balance
                                             Historical          Historical     Adjustments(1)(2)      Sheet



Current Assets--Cash                                  3,167                                                 3,167

        Total Current Assets                          3,167                                                 3,167

Total Assets                           $              3,167 $                  $                  $         3,167



Current Liabilities
    Related party payables                           29,200              1,900           (1,900)           29,200
    Accrued liabilities                               2,906                108             (108)            2,906
Total Current Liabilities                            32,106              2,008           (2,008)           32,106


    Members' Capital                                    100                                (100)

    Common Stock                                                         1,000            10,284           11,284
    Additional Paid in Capital                                              15          (11,199)         (11,284)
    Retained Earnings
           (deficit)                               (29,039)            (3,023)             3,023         (29,039)


    Total Equity                                   (28,939)            (2,008)             2,008         (28,939)


                                       $              3,167 $                  $                  $         3,167






                                              Wellstone Filters, Inc.
                                              Proforma Balance Sheet
                                                  March 31,  2001

                                                                  Farallon                           Proforma
                                           Wellstone, LLC        Corporation   Proforma         Balance
                                             Historical          Historical     Adjustments(1)(2)      Sheet




Current Assets--Cash                                  3,098                                                 3,098

        Total Current Assets                          3,098                                                 3,098

Total Assets                           $              3,098 $                  $                  $         3,098



Current Liabilities
    Related party payables                           29,200              1,900           (1,900)           29,200
    Accrued liabilities                               6,573                108             (108)            6,573
Total Current Liabilities                            35,773              2,008           (2,008)           35,773


    Members' Capital                                    100                                (100)

    Common Stock                                                         1,000            10,284           11,284
    Additional Paid in Capital                                              15          (11,199)         (11,284)
    Retained Earnings (deficit)                     (32,775)            (3,023)             3,023         (32,775)


    Total Equity                                   (32,675)            (2,008)             2,008         (32,675)


                                       $              3,098 $                  $                  $         3,098




                                              Wellstone Filters, Inc.
                                             Proforma Income Statement
                                       Twelve months ended December 31, 2000

                                                                                                  Proforma
                                           Wellstone, LLC         Farallon          Proforma          Income
                                             Historical          Historical        Adjustments    Statement




General and Administrative                           21,395                365                             21,760




Net (Loss)                             $           (21,395) $            (365) $                  $      (21,760)







                                              Wellstone Filters, Inc.
                                             Proforma Income Statement
                                          Six months ended June 30, 2001

                                                                                                  Proforma
                                           Wellstone, LLC         Farallon          Proforma          Income
                                             Historical          Historical        Adjustments    Statement




General and Administrative                           20,226                834                             21,060




Net (Loss)                             $             20,226 $            (834) $                  $      (21,060)




                                           Notes to Proforma Statements

    1. In connection with the acquisition of Wellstone LLC the Registrant issued 10,000,000 shares of common stock. An additional 284,200 shares were issued in exchange for cancellation of debt of $2,842 to a shareholder.

    2. The retained earnings deficit of Farallon has been eliminated in connection with the acquisition. The Member interest in Wellstone LLC also was eliminated.